Distillate U.S. Fundamental Stability & Value ETF Trading Symbol: DSTL Listed on NYSE Arca, Inc. Summary Prospectus May 1, 2024, www.distillatefunds.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI, each dated January 31, 2024 (as supplemented April 30, 2024), are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.distillatefunds.com/dstl. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Distillate U.S. Fundamental Stability & Value ETF (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.39%
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$40	$125	$219	$493
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2023, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategy
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in U.S.-listed equity securities, selected based on the Adviser’s assessment of a company’s valuation, cash flow stability, and balance sheet quality (“fundamental factors”), as described below.
In selecting securities for the Fund, Distillate Capital Partners LLC, the Fund’s investment adviser (“Distillate” or the “Adviser”), first considers companies that meet the Adviser’s criteria for (i) profitability, (ii) historical cash flow, and (iii) liquidity (based on the average daily traded value of the security).
Companies that satisfy such criteria are then reviewed using the Adviser’s proprietary measures of: (i) the company’s valuation, which takes into account the company’s free cash flow yield (a measure comparing a company’s normalized free cash flow to its enterprise value), and (ii) the volatility of the company’s historical and projected cash flows (“cash flow stability”). The Adviser then seeks to identify the most undervalued companies using these proprietary measures. A company’s “normalized” free cash flow reflects its estimated free cash flow, adjusted to account for nonrecurring items. Such “normalized” values enable a more accurate comparison of different companies’ regular free cash flows. A company’s enterprise value is calculated based primarily on the company’s market capitalization and indebtedness. Of the companies meeting these criteria, the Fund invests in large-capitalization equity securities. A large-capitalization company is defined as one of the roughly 500 largest U.S.-listed companies based on free-float market capitalization.
In assessing a company’s balance sheet quality, the Adviser considers a company’s financial indebtedness. Typically, the Fund does not invest in companies with significant leverage, based on the Adviser’s proprietary debt-to-income calculation.
The Adviser evaluates investments applying the fundamental factor criteria described above and adjusts the Fund’s portfolio accordingly on at least a quarterly basis. The Adviser, in its discretion, may include or exclude companies from the Fund’s portfolio based on unusual data or fundamental conditions that the Adviser believes would cause a security’s inclusion or exclusion to be inconsistent with the Fund’s principal investment strategy. Although the Adviser seeks to select companies that demonstrate fundamental stability, the value of such companies may still be subject to volatility over short or long periods of time.
As part of this review, the Adviser generally sells a stock when it no longer satisfies the Adviser’s investment criteria discussed above. A stock will be sold if it becomes overvalued as measured using the Adviser’s measure of free cash flow. This could be the result of stock price appreciation, free cash flow erosion, or other eligible stocks presenting even more attractive valuation opportunities. Additionally, a stock will be sold if the company takes on additional debt or reports a reduction in income such that it no longer satisfies the Adviser’s measure of financial indebtedness. Finally, a stock may be sold if it no longer satisfies the Adviser’s measure of cash flow stability.
Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in U.S. assets. For purposes of this policy, the Fund considers securities that are traded principally in the United States to be “U.S. assets”. As of January 5, 2024, the Fund had significant exposure to the information technology, industrials, and health care sectors.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.

•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•Large-Capitalization Companies Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
•Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. The Adviser relies on quantitative data that may prove to be incorrect or incomplete.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
◦Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, an increased emphasis on the delivery of healthcare through outpatient services, loss or impairment of intellectual property rights and litigation regarding product or service liability.
◦Industrials Sector Risk. The industrials sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.
◦Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year, and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.distillatefunds.com/dstl.
Prior to April 3, 2023, the Fund operated as an index-based ETF that sought to track the performance of the Distillate U.S. Fundamental Stability & Value Index. Consequently, performance during periods prior to April 3, 2023 does not reflect the Fund’s current investment strategy as an actively-managed ETF. The Fund’s performance may have differed if the Fund’s current strategy had been in place.
Calendar Year Total Returns
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 22.57% for the quarter ended June 30, 2020, and the lowest quarterly return was -19.39% for the quarter ended March 31, 2020.
Average Annual Total Returns
For the Periods Ended December 31, 2023

Distillate U.S. Fundamental Stability & Value ETF	1 Year	5 Year	Since Inception (10/23/2018)
Return Before Taxes	22.67%	17.86%	15.37%
Return After Taxes on Distributions	22.26%	17.54%	15.05%
Return After Taxes on Distributions and Sale of Fund Shares	13.67%	14.47%	12.38%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	26.29%	15.69%	13.21%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser	Distillate Capital Partners LLC
Portfolio Managers
Jay A. Beidler, CFA, Portfolio Manager for Distillate; Matthew T. Swanson, CFA, Portfolio Manager for Distillate are responsible for the day-to-day management of the Fund. Messrs. Beidler and Swanson have been portfolio managers of the Fund since April 2023.

Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.distillatefunds.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.